Stockholders' Equity	9 Months Ended
Sep. 30, 2022
Equity [Abstract]
Stockholders' Equity

Note 14. Stockholders' Equity

On August 1, 2022, we closed a Membership Interest Purchase Agreement, (the “MIPA”), with Jorgan Development, LLC, (“Jorgan”) and JBAH Holdings, LLC, ("JBAH"), as the equity holders of Silver Fuels Delhi, LLC (“SFD”) and White Claw Colorado City, LLC (“WCCC”), whereby, the Company acquired all of the issued and outstanding membership interests in each of SFD and WCCC, making SFD and WCCC wholly owned subsidiaries of the Company. The purchase price for the Membership Interests is approximately $32.9 million, after post-closing adjustments, payable in part by the issuance of 3,009,552 shares of the Company’s common stock, amount equal to 19.99% of the number of issued and outstanding shares of the Company’s common stock immediately prior to closing. JBAH and Jorgan have entered into 18-month lock-up agreements to the 3,009,552 common shares issued for consideration.